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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): May 7, 2004 (May 6, 2004)

                               WINTER SPORTS INC.
                               ------------------
               (Exact name of Company as specified in its charter)

          Montana                    0-15030                  81-0221770
  ------------------------- ------------------------- -------------------------

      (State or other         (Commission File No.)        (I.R.S. Employer
      jurisdiction of                                      Identification No.)
      incorporation)

                     P.O. Box 1400, Whitefish, Montana 59937
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (406) 862-1900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On May 7, 2004, Winter Sports, Inc. issued a press release announcing that on May 6, 2004 its shareholders approved a 1-for-150 reverse stock split and that the reverse stock split became effective at 12:01 a.m. on May 7, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

         99.1    Press Release, dated May 7, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                   WINTER SPORTS, INC.


Date:  May 7, 2004                          By:    /s/ Jami M. Phillips
                                                 ----------------------
                                            Jami M. Phillips
                                            Chief Financial Officer